SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 24, 1998
                Date of Report (Date of earliest event reported)





                      CENTIGRAM COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




            Delaware                       0-19558               94-2418021
-------------------------------   ------------------------   -------------------

(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)




                              91 EAST TASMAN DRIVE
                           SAN JOSE, CALIFORNIA 95134
          (Address of principal executive offices, including zip code)

                                 (408) 944-0250
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         Pursuant to an Asset Purchase Agreement dated as of June 20, 1998 (the "Purchase Agreement") among Centigram Communications Corporation, a Delaware corporation ("Centigram"), TTCI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Centigram ("Sub"), and The Telephone Connection, Inc. ("TTC"), on June 24, 1998 (the "Closing"), TTC sold substantially all of its assets to Sub and Sub assumed certain liabilities from TTC for a purchase price of $11,144,100 in cash (the "Purchase Price"). The Purchase Price was paid out of the general working capital of Centigram. The Purchase Agreement provides for mutual indemnities. At the Closing, Buyer deposited $750,000 with the Escrow Agent, such deposit to be governed by the terms set forth in the Purchase Agreement at Centigram's cost and expense (the "Escrow Fund"). Subject to certain exceptions, the Escrow Fund shall be the sole source of funds available for the fulfillment of any indemnification obligations of TTC to Centigram and Sub.

         The provisions of the Purchase Agreement described in this report are qualified in their entirety by reference to the actual text of that agreement, included as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of  Businesses Acquired.

                  The financial statements are unavailable as of the date of this filing. Such information will be filed on a Form 8-K/A on or before September 6, 1998.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on a Form 8-K/A on or before September 6, 1998.

         (c)      Exhibits.

                  The following exhibits are filed herewith:


              2.1 Asset  Purchase  Agreement  dated as of June  20,  1998 by and among Centigram Communications Corporation, TTCI Acquisition Corp. and The Telephone Connection, Inc.*

---------------------------

*     Certain  exhibits to, and  schedules  delivered in  connection  with,  the
      Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Centigram agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.

                                    SIGNATURE


         Pursuant to requirements of the Securities Exchange Act of 1934, Centigram Communications Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CENTIGRAM COMMUNICATIONS
                                           CORPORATION



Dated:  July 2, 1998                  By:  /s/ Tom Brunton
                                           -------------------------------------
                                           Tom Brunton, Vice President and Chief
                                           Financial Officer